Exhibit 99.2 Q2 2019 Financial Results July 25, 2019

Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to our 2019 financial projections, which include net sales, net sales excluding FX, Adjusted EBIT, depreciation and amortization, Adjusted EBITDA, interest expense, tax rate, as adjusted, Adjusted EPS, free cash flow, capital expenditures, diluted shares outstanding, impacts from acquisitions and divestitures, FX impacts, pricing actions and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, our recently announced review of strategic alternatives, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, Adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA, Adjusted EBIT and Adjusted EPS consist of EBITDA, EBIT and Diluted EPS, respectively, adjusted for (i) certain non-cash items included within net income, (ii) certain items Axalta does not believe are indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items that have not occurred within the last two years or we believe are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted net income shows the adjusted value of net income attributable to controlling interests after removing the items that are determined by management to be items that we do not consider indicative of our ongoing operating performance unusual or nonrecurring in nature. Our use of the terms net sales excluding FX, Adjusted Net Income, Adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, Adjusted EPS, EBITDA, Adjusted EBITDA , EBIT, Adjusted EBIT and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, Adjusted EPS, EBITDA, Adjusted EBITDA, EBIT, Adjusted EBIT, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Adjusted EPS, Adjusted EBITDA, Adjusted EBIT, Free Cash Flow or tax rate, as adjusted, on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our GAAP results. Constant Currency Constant currency or ex-FX percentages are calculated by excluding the change in average exchange rates between the current and comparable period by currency denomination exposure of the comparable period amount. Segment Financial Measures Our primary measure of segment operating performance, as determined in accordance with GAAP, is Adjusted EBIT, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. A reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not required. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission. Rounding Due to rounding the tables presented may not foot. PROPRIETARY 2

Q2 2019 Highlights ▪ Q2 2019 financial results ▪ Net sales of $1.2 billion down 4.5% YoY (decrease of 0.1% ex-FX and China JV sale) ▪ Positive price-product mix in both segments, including notable acceleration in Light Vehicle ▪ Income from operations of $158 million increased 7.8% YoY; Adjusted EBIT of $197 million increased 8.6% versus $182 million in Q2 2018 ▪ Diluted EPS of $0.42 increased 35.5% from Q2 2018; Adjusted EPS of $0.52 increased 13.0% from Q2 2018 ▪ End-market observations ▪ Refinish: Strong price-product mix globally; mid-single digit net sales growth ex-FX ▪ Industrial: Strong price-product mix globally; moderate volume pressures from slower global industrial production trends as well as impact of a consolidated China powder coatings JV sale ▪ Light Vehicle: Strong price-product mix contribution of 3.6%; volume pullback reflecting production trends globally ▪ Commercial Vehicle: Continued volume growth in all core regions ▪ Cash flow highlights ▪ Operating cash flow of $127 million in Q2 2019 versus $142 million in Q2 2018 ▪ Free cash flow of $104 million in Q2 2019 versus $107 million in Q2 2018 ▪ $40 million deployed for share repurchases at $24.90 weighted average price ($105 million deployed year-to-date) ▪ $400 million revolver (currently undrawn) extended by three years at improved terms PROPRIETARY 3

Q2 Consolidated Results Financial Performance Commentary ($ in millions, except Q2 % Change Net sales stable excluding FX and China per share data) 2019 2018 Incl. F/X Excl. F/X JV sale - continued strong price-mix Performance 757 786 (3.7)% (0.2)% Transportation 401 426 (6.0)% (2.4)% ▪ Volume decline in Transportation Net Sales 1,158 1,212 (4.5)% (1.0)% Coatings from Light Vehicle, partly offset Income from ops 158 147 7.8 % in Commercial Vehicle with ongoing Adjusted EBIT 197 182 8.6 % Americas strength; modest pressure in Diluted EPS 0.42 0.31 35.5 % Adjusted EPS 0.52 0.46 13.0 % Performance Coatings most notably from Industrial ▪ Price momentum remained strong Net Sales Variance across Performance Coatings; accelerating price recapture in Light (4.1)% 4.0% (3.5)% (0.9)% (4.5)% Vehicle $1,212 ▪ Unfavorable currency impact driven by $1,158 the Euro, Renminbi and Real ▪ Net sales negatively impacted from disposition of a consolidated China powder coatings JV Q2 2018 Volume Price FX Acq./Disp. Q2 2019 PROPRIETARY 4

Q2 Performance Coatings Results Financial Performance Commentary Q2 % Change Solid net sales growth ex-FX and JV sale ($ in millions) 2019 2018 Incl. F/X Excl. F/X driven by strong price contribution Refinish 447 448 (0.2)% 3.6% ▪ Refinish volume down modestly Industrial 309 338 (8.4)% (5.3)% pressured by North America and Net Sales 757 786 (3.7)% (0.2)% emerging markets; Industrial volume decline driven by global industrial Adjusted EBIT 128 109 17.2 % production trends % margin 16.9% 13.9% ▪ Continued strong price-product mix tailwinds across both end-markets and Net Sales Variance all regions (3.5)% 4.7% (3.5)% (1.4)% (3.7)% ▪ Net M&A impact includes China powder coatings JV sale in Industrial $786 ▪ Unfavorable currency impact driven by $757 the Euro, Renminbi and Real Adjusted EBIT margin up 300 bps ▪ Improvement driven by positive price- product mix and lower fixed costs Q2 2018 Volume Price FX Acq./Disp. Q2 2019 PROPRIETARY 5

Q2 Transportation Coatings Results Financial Performance Commentary Q2 % Change Light Vehicle volume impacting net ($ in millions) 2019 2018 Incl. F/X Excl. F/X sales, but price increases accelerating Light Vehicle 306 333 (8.2)% (4.3)% ▪ Light Vehicle volume pressure driven by Commercial Vehicle 95 93 1.9% 4.5 % lower global production rates; continued Net Sales 401 426 (6.0)% (2.4)% strong Commercial Vehicle growth in the Americas Adjusted EBIT 40 38 5.5% % margin 10.1% 9.0% ▪ Acceleration of Light Vehicle pricing, benefits of announced price increases coming through Net Sales Variance ▪ Unfavorable currency impact driven by (5.1)% 2.7% (3.6)% 0.0% (6.0)% the Euro, Renminbi and Real $426 Adjusted EBIT margin inflection $401 ▪ Improvement driven by improved pricing and productivity, partially offset by lower volumes and input cost inflation Q2 2018 Volume Price FX Acq./Disp. Q2 2019 PROPRIETARY 6

Debt and Liquidity Summary Capitalization Comments ($ in millions) Interest @ 6/30/2019 Maturity ▪ Net leverage lower versus Q1 end due to: Cash and Cash Equivalents $ 577 ▪ Higher cash position Debt: ▪ Slightly higher LTM Adjusted EBITDA Revolver ($400 million capacity) Variable - 2024 First Lien Term Loan (USD) Variable 2,376 2024 ▪ Long term debt interest rates are effectively 73% fixed Total Senior Secured Debt $ 2,376 Senior Unsecured Notes (USD) Fixed 491 2024 ▪ $850 million of term loan debt protected (1) from rising interest rates with 3 month Senior Unsecured Notes (EUR) Fixed 375 2024 USD LIBOR capped at 1.50% Senior Unsecured Notes (EUR) (1) Fixed 504 2025 ▪ $475 million of term loan debt is (4) Finance Leases 66 swapped to Euro and a fixed rate of Other Borrowings 44 1.44% Total Debt $ 3,856 ▪ $400 million undrawn revolver maturity Total Net Debt (2) $ 3,279 extended to March 2024 at improved LTM Adjusted EBITDA $ 927 terms Total Net Leverage (3) 3.5x (1) Assumes exchange rate of $1.137 USD/Euro (2) Total Net Debt = Total Debt minus Cash and Cash Equivalents (3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA (4) Includes impacts of new leasing standard resulting in net increase of $10 million upon adoption as of 1/1/19 PROPRIETARY 7

Full Year 2019 Guidance

($ millions, except per share data)	Apr. Guide	2019E
Net Sales	~0-1%	~(2%)
Net Sales, ex FX[1]	~1-2%	~0%
Adjusted EBIT	$675-725	$675-725
Adjusted EPS	$1.68-1.88	$1.70-1.90
D&A	~$375	~$365
Adjusted EBITDA	$950-1,000	$950-975
Interest Expense	~$165	~$165
Tax Rate, As Adjusted	20-22%	20-22%
Diluted Shares (millions)	~238	~236
Capex	~$160	~$160
Free Cash Flow	$430-470	$430-470

1. Includes partial year impact of China JV sale in May

Comments

- Earnings phasing (% of midpoint Adjusted EBIT guidance): Q3 ~25%, Q4 ~26%
- Net sales guidance reflects May disposition of consolidated China powder coatings JV with ~1% full year impact and minor Adjusted EBIT impact
- FX headwind of ~2%
- Adjusted EBIT and Adjusted EPS guidance exclude ~$115 million of pre-tax ~$90 million after-tax) incremental step-up D&A associated with the 2013 acquisition of DuPont Performance Coatings by Axalta
- Accelerated depreciation of ~$25 million in 2019 from Belgium plant closure
- No incremental share repurchases beyond Q2 included in full year 2019 diluted share guidance

PROPRIETARY 8 AXALTA COATING SYSTEMS

Appendix

Full Year 2019 Assumptions Macroeconomic Assumptions Currency Assumptions ▪ Global GDP growth of 2018 2019 USD % Impact approximately ~2.8% Currency % Axalta 2018 Average Average of FX Rate Net Sales Rate Rate Change ▪ Global industrial production Assumption growth of approximately US$ per Euro ~27% 1.18 1.13 (4.2%) ~1.5% ▪ Global auto build decline of Chinese Yuan per US$ ~11% 6.62 6.85 (3.4%) approximately ~(3.7%) Brazilian Real per ▪ Constrained supply and tariffs US$ ~3% 3.65 3.83 (4.7%) for a few key raw materials have continued impacting our US$ per British ~2% 1.34 1.29 (3.7%) pricing Pound ▪ Truck capacity improvement Mexican Peso per US$ ~2% 19.23 19.32 (0.5%) in the U.S., while shortages in Europe will continue; global Indian Rupee per economic pressures will US$ ~1% 68.41 70.00 (2.3%) further impact cost inflation Turkish Lira per ~1% 4.84 5.86 (17.4%) US$ Other ~53% N/A N/A 0.0% PROPRIETARY 10

Adjusted EBIT Reconciliation ($ in millions) Q2 2019 Q2 2018 Income from operations $ 158 $ 147 Other (income) expense, net (1) 8 Total $ 159 $ 138 A Debt extinguishment and refinancing related costs — 8 B Termination benefits and other employee related costs 3 (1) C Consulting and advisory 1 — D Offering and transactional costs — — E Accelerated depreciation 7 — F (Gain) loss on divestiture (1) — G Indemnity (income) losses — 1 H Change in fair value of equity investments — — I Step-up depreciation and amortization 29 35 Adjusted EBIT $ 197 $ 182 Segment Adjusted EBIT: Performance Coatings $ 128 $ 109 Transportation Coatings 40 38 Total $ 168 $ 147 I Step-up depreciation and amortization 29 35 Adjusted EBIT $ 197 $ 182 PROPRIETARY 11

Adjusted EBIT (cont’d) A. Represents expenses associated with the restructuring and refinancing of our indebtedness, which are not considered indicative of our ongoing operating performance. B. Represents expenses and associated changes to estimates related to employee termination benefits and other employee-related costs. Employee termination benefits are associated with Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. C. Represents legal and advisory fees pertaining to our previously announced comprehensive review of strategic alternatives. These amounts are not considered indicative of our ongoing performance. D. Represents acquisition and divestiture-related expenses, all of which are not considered indicative of our ongoing operating performance. E. Represents incremental depreciation expense resulting from truncated useful lives of the assets impacted by our manufacturing footprint assessments, which we do not consider indicative of our ongoing operating performance. F. Represents the impacts recognized on the sale of our interest in a joint venture business, which is not considered indicative of our ongoing operating performance. G. Represents indemnity (income) losses associated with the acquisition by Axalta of the DuPont Performance Coatings business, which we do not consider indicative of our ongoing operating performance. H. Represents mark to market impacts of our equity investments, which we do not consider to be indicative of our ongoing operating performance. I. Represents the incremental step-up depreciation and amortization expense associated with the acquisition of DuPont Performance Coatings by Axalta. We believe this will assist investors in performing meaningful comparisons of past, present and future operating results and better highlight the results of our ongoing operating performance. PROPRIETARY 12

Adjusted Net Income Reconciliation ($ in millions, except per share data) Q2 2019 Q2 2018 Net Income $ 100 $ 77 Less: Net income attributable to noncontrolling interests 2 2 Net income attributable to controlling interests 98 75 A Debt extinguishment and refinancing related costs — 8 B Termination benefits and other employee related costs 3 (1) C Consulting and advisory 1 — D Offering and transactional costs — — E Accelerated depreciation 7 — F (Gain) loss on divestiture (1) — G Indemnity (income) losses — 1 H Change in fair value of equity investments — — I Step-up depreciation and amortization 29 35 Total adjustments $ 39 $ 43 J Income tax provision impacts 14 6 Adjusted net income $ 123 $ 113 Adjusted earnings per share $ 0.52 $ 0.46 Diluted weighted average shares outstanding 235 245 PROPRIETARY 13

Adjusted Net Income Reconciliation (cont’d) A. Represents expenses associated with the restructuring and refinancing of our indebtedness, which are not considered indicative of our ongoing operating performance. B. Represents expenses and associated changes to estimates related to employee termination benefits and other employee-related costs. Employee termination benefits are associated with Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. C. Represents legal and advisory fees pertaining to our previously announced comprehensive review of strategic alternatives. These amounts are not considered indicative of our ongoing performance. D. Represents acquisition and divestiture-related expenses, all of which are not considered indicative of our ongoing operating performance. E. Represents the incremental depreciation expense resulting from truncated useful lives of the assets impacted by our manufacturing footprint assessments, which we do not consider indicative of our ongoing operating performance. F. Represents the impacts recognized on the sale of our interest in a joint venture business, which is not considered indicative of our ongoing operating performance. G. Represents indemnity (income) losses associated with the acquisition by Axalta of the DuPont Performance Coatings business, which we do not consider indicative of our ongoing operating performance. H. Represents mark to market impacts of our equity investments, which we do not consider to be indicative of our ongoing operating performance. I. Represents the incremental step-up depreciation and amortization expense associated with the acquisition of DuPont Performance Coatings by Axalta. We believe this will assist investors in performing meaningful comparisons of past, present and future operating results and better highlight the results of our ongoing operating performance. J. The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non- GAAP performance measure.  Additionally, the income tax impact includes the removal of discrete income tax impacts within our effective tax rate which were tax benefits of $5.7 million for the three months ended June 30, 2019 and tax benefits of $0.1 million for the three months ended June 30, 2018. PROPRIETARY 14

Free Cash Flow Reconciliation ($ in millions) Q2 2019 Q1 2019 Q2 2018 Q1 2018 Cash provided by (used in) operating activities $ 127 $ (58) $ 142 $ (21) Purchase of property, plant and equipment (27) (21) (35) (40) Interest proceeds on swaps designated as net investment hedges 4 4 — — Free cash flow $ 104 $ (75) $ 107 $ (61) PROPRIETARY 15

Adjusted EBITDA Reconciliation LTM ($ in millions) 6/30/2019 Q2 2019 Q1 2019 Q2 2018 Q1 2018 FY 2018 Net income $ 209 $ 100 $ 44 $ 77 $ 71 $ 213 Interest expense, net 163 41 41 39 39 160 Provision for income taxes 53 18 14 22 12 54 Depreciation and amortization 367 89 92 90 92 369 EBITDA $ 792 $ 248 $ 191 $ 229 $ 214 $ 796 A Debt extinguishment and refinancing related costs 1 — — 8 — 10 B Foreign exchange remeasurement losses 12 2 2 2 — 9 C Long-term employee benefit plan adjustments — — — (1) (1) (2) D Termination benefits and other employee related costs 88 3 1 (1) (1) 82 E Consulting and advisory 1 1 — — — — F Offering and transactional costs 2 — 1 — — 1 G Stock-based compensation 25 (1) 7 10 8 37 H Other adjustments 4 — — 1 — 5 I Dividends in respect of noncontrolling interest (1) — (1) — (1) (1) J (Gain) loss on divestiture 4 (1) 5 — — — Total Adjustments $ 136 $ 4 $ 15 $ 19 $ 6 $ 141 Adjusted EBITDA $ 927 $ 251 $ 207 $ 248 $ 220 $ 937 PROPRIETARY 16

Adjusted EBITDA Reconciliation (cont’d) A. During Q2 2018 and FY 2018 we refinanced our indebtedness, resulting in losses of $8 million and $10 million, respectively. We do not consider these items to be indicative of our ongoing operating performance. B. Eliminates foreign exchange losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of the impacts of our foreign currency instruments used to hedge our balance sheet exposures. C. Eliminates the non-cash, non-service cost components of long-term employee benefit costs. D. Represents expenses and associated changes to estimates related to employee termination benefits and other employee-related costs. Employee termination benefits are associated with our Axalta Way initiatives. These amounts are not considered indicative of our ongoing operating performance. E. Represents legal and advisory fees pertaining to our previously announced comprehensive review of strategic alternatives. These amounts are not considered indicative of our ongoing performance. F. Represents acquisition and divestiture-related expenses, all of which are not considered indicative of our ongoing operating performance. G. Represents non-cash impacts associated with stock-based compensation. H. Represents certain non-operational or non-cash gains and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including indemnity (income) losses associated with the acquisition by Axalta of the DuPont Performance Coatings business, gains and losses from the sale and disposal of property, plant and equipment, gains and losses from the remaining foreign currency derivative instruments and from non-cash fair value inventory adjustments associated with our business combinations. I. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not 100% owned, which are reflected to show the cash operating performance of these entities on Axalta’s financial statements. J. Represents the impacts recognized on the sale of our interest in a joint venture business, which is not considered indicative of our ongoing operating performance. PROPRIETARY 17

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axalta.com 215-255-7970